Capital One Southcoast 2009 Energy Conference

Disclosure The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for certain forward-looking statements so long as such information is identified as forward-looking and is accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in the information. The use of words such as “may”, “might”, “will”, “should”, “expect”, “plan”, “outlook”, “anticipate”, “believe”, “estimate", "appear”, “project”, “intend”, “future”, “potential” or “continue”, and other similar expressions are intended to identify forward-looking statements. All of these forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, industry, strategy or actual results to differ materially from the forward-looking statements. the Company’s most recent filings with the Securities and Exchange Commission, and other factors which may not be known to us. Any forward-looking statement speaks only as of its date. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. 2

Company Overview

Global Supplier of Energy Solutions Over 90% of bookings for the twelve months ended 9/30/09 of $1.7 billion from oil and gas infrastructure spending Compression is needed at every stage of the oil and gas production cycle – upstream, midstream and downstream A leading provider of rotating equipment / largest installed base / industry leading alliances Aftermarket Parts and Services New Units 55% 45% 2008 Sales By Business Segment 2008 Revenues By Destination North America Asia Pacific 11% 41% Latin America Europe MiddleEast /Africa 25% 11% 12% 4

Extensive Global Presence Shanghai,PRC Kemanan, Terengganu, Malaysia Cilegon, Banten, Indonesia Naroda, India Kongsberg, Norway Spijkenisse,The Netherlands Oberhausen,Germany Peterborough Cambridgeshire U.K. Le Havre,France Genoa, Italy Campinas - SP, Brazil Maracaibo, Edo.Zulia Venezuela Edmonton, AlbertaCanada Seattle, WA Rancho Dominguez, CA Chula Vista, CA Tulsa, OK Midland, TX Houston, TX Baton Rouge, LA Chesapeake, VA Naperville, IL Hamilton, OH Horsham, PA Olean, NY Wellsville, NY Painted Post, NY WW Headquarters Regional Centers Kuala Lumpur, Malaysia Houston, Texas Le Havre, France Houston, Texas, USA Service Centers (35) Global Operations (12) Painted Post, New YorkBurlington, Iowa Houston, Texas Kuala Lumpur, Malaysia Burlington, IA Bielefeld,Germany Port HarcourtNigeria Mayport, FL Chirchik, Uzbekistan AngolaAfrica Aberdeen, Scotland, U.K. Le Havre, France Oberhausen, GermanyBielefeld, Germany Kongsberg, Norway Naroda, India Shanghai, China Peterborough, UK Louisiana, MO Jena, LA Sarnia, Ontario Kiefer, OK Abu Dhabi UAE Baroda, India 5

Most Client Alliances in Industry ~ 50 Validation of Dresser-Rand’s Value Proposition 6

Solid Revenue and Income Growth ($ in Millions) ($ in Millions) ($ in Millions) ($ in Millions) 7

8 (1 9 Months / $ in Millions, except EPS) 9 Mos. 09 9 Mos. 08 Change Sales New Units $974 $755 29% Aftermarket 753 694 9% Total $1,727 $1,449 19% Operating Income New Units $129 $73 78% Aftermarket 197 185 7% Unallocated (60) (52) 15% Total $266 $205 30% Net Income $169 $121 40% EPS $2.05 $1.43 43% Bookings New Units $358 $1,013 -65% Aftermarket 694 799 -13% Total $1,051 $1,813 -42%

Business Model Characteristics ~ ½ revenues tied to new build-out – cyclical Flexible manufacturing model to effectively meet demand swings – mitigates large swings in new unit margins ~ ½ revenues tied to installed base – much less cycle sensitive ~ 75% operating income from aftermarket (installed base) Strong value proposition Low capital intensity Strong Relative Performance in Both Up and Down Cycles 9

New Units - Flexible Manufacturing Model Highly absorbed internally at cycle bottoms Able to flex capacity to meet cycle peaks Flexibility Through Supply Chain Management 10 ($ in Millions) 2001 2008 08 vs. '01 Sales $877 $2,195 2 1/2 X Operating Income $21 $338 16 X - % of Sales 2.4% 15.4% Employees 6,084 6,400 5% Manufacturing Footprint ( Sq. Ft.) ~ 3.9 M ~ 4.0 M Small Change

(Revenue $ in Millions) DRC Captures ~ 10% of Market Opportunity ~10% CAGR past 8 years Key Initiatives: Sales Entitlement Model Leverage Alliances Expand Service Centers Added 11 since ’05 IPO Technology Leadership Applied Technology ’08 bookings $107 Acquisitions Tuthill, Gimpel, Peter Brotherhood, Arrow, Enginuity, Compressor Renewal Services New leadership team Implemented growth strategy 11

Nine Months ($ in Millions) 9 months 2009 $105 or 13% lower vs. year ago Reduction in orders from one NOC ~ $(50) Unfavorable foreign exchange impact ~ $(47) Quote activity strong Expect 4Q09 sequential improvement Full year within 5% of ’08 (adjusting for NOC and F/X impacts) $799 $694 Resilient Aftermarket Business Model 12

Unique Low Capital Intensity Business Model NWC as a % of LTM Sales Custom-engineered equipment ~12 to 15 month cycle time Customer advance payments and progress payments finance working capital 2009 ~ 1 ½ to 2% of sales Manufacturing strategy allows for low capital expenditures Aftermarket segment low capital intensity Capex as a % of Sales * Reflects acquisition from Ingersoll Rand in 2004 Period Ended * 13

Strong Balance Sheet 7 3/8% Notes Mature 2014 No Revolver Borrowings / $180 Used for Letters of Credit Net debt to total capital 13% Total debt $370 Net debt $172 Liquidity at 9/30/09 = $518 Cash $198 Revolver Availability $320 Net Debt to Adjusted EBITDA Net Debt to Capital 14

Outlook

Traditional Market Opportunities Offshore production / FPSO (100+ next 5 yrs.) Tracking ~ 60 LNG projects (more than 20 FLNG) FLNG project Peter Brotherhood acquisition / Samsung Techwin Upstream Midstream Downstream Pipelines & storage (growth in Asia, China, India, US) Coal bed methane & shale opportunities Acquisitions strengthen position (Arrow; Enginuity; Compressor Renewal Services) Refining – 200,000 bpd ~ $50MM opportunity Expansions e.g., Saudi Aramco Jubail & Yanbu Process upgrades, environmental compliance, energy conservation, difficult crudes Chemical (Asia, India & Middle East) 16

Emerging Market Opportunities ICS - “Only-In-Class” - DATUM derivative technology / close coupled motor / proprietary separation technology commercial order – topside Petrobras P-18 Subsea CAES CO2 Sequestration Experience & Technology - Only operating installation in North America Potential to combine with wind and solar Government incentives and “Green” incentives Tracking ~ 20 projects (100 MW ~ $50MM opportunity) DRC has a significant amount of installed horsepower worldwide compressing CO2 Opportunity involving coal-fired power plants Potential for carbon tax or Cap & Trade incentives Ramgen supersonic compressor technology 17

($ and Shares in Millions) 18 Full Year Operating Income $340 to $360 Fourth Quarter Operating Income $74 to $94 Interest Expense $8.5 to $9.0 Effective Tax Rate ~ 33% Diluted Shares Outstanding ~ 82.2

2010 New Units Outlook Inquiries remain at a high level Recovery in New Unit market appears underway New unit backlog at 9/30/09 = $1.3 billion Backlog scheduled to ship in 2010 = $680 million Revenues between $800 million to $1.0 billion Flexible manufacturing model preserving high single digit operating margin 19

($ in Millions) High Book / Ship Short cycle time High # of transactions Revenues between $1.0 to $1.2 billion Market recovery NOC recovery Local presence – new service locations Acquisitions gain traction $475 $1,100 (mid-point) Sales CAGR ~ 10% 20

21 ($ and Shares in Millions) New Units Revenue $800 to $1,000 Aftermarket Revenue $1,000 to $1,200 Operating Income $260 to $300 - Unallocated Expenses $80 to $85 Interest Expense $30 to $35 Effective Tax Rate ~ 33% Diluted Shares O/S 82.5

Summary Believe we have sustainable competitive advantages: Technology, Alliances, Installed Base, Service Network Believe we are very well positioned DRC Business Model Characteristics: Steady high margin aftermarket Flexible manufacturing model Results: Ability to meet significant New Unit demand swings with minimal disruption Good performance expected even in down markets Low capital intensity 22

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